Fees Summary	Oct. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 35,254,688.00
Previously Paid Amount	0.00
Total Fee Amount	3,067.16
Total Offset Amount	2,375.73
Net Fee	$ 691.43